UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue,		97070
Wilsonville,	Oregon
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	NASDAQ	Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective October 16, 2019 (the “Effective Date”), the Compensation Committee of the Board of Directors (“Board”) of FLIR Systems, Inc. (the “Company”) approved a new Change in Control Severance Benefit Plan (the “CIC Plan”) and a new Executive Severance Benefit Plan (the “Executive Severance Plan” and together with the CIC Plan, the “Plans”) pursuant to which the Company will provide certain severance benefits to certain eligible employees of the Company (each, a “Participant” and collectively, the “Participants”) in the event of such Participant’s qualifying termination of employment applicable to each Plan. Participants to each Plan are designated by the Board or a committee of the Board authorized to administer the Plans (the “Plan Administrator”).

Under the terms of the CIC Plan, Participants will be eligible to receive severance payments as set forth below if such Participant's employment with the Company is terminated by the Company other than for Cause, death or Disability, or by the Participant in a Good Reason Termination (as such terms are defined in the CIC Plan), in either case occurring within the time period beginning on the date that is 3 months prior to a Change in Control (as such term is defined below) and ending on the date that is 18 months following a Change in Control (such period, the “Change in Control Period”):

i.	A lump sum payment of 200% of Participant’s annual base salary as in effect immediately prior to Participant’s termination date;

ii.
A lump sum payment of Participant’s target bonus for Company’s fiscal year in which the termination occurs or, if greater, for the immediately preceding fiscal year, and in all cases prorated for the portion of the fiscal year preceding the date of termination;

iii.	A lump sum payment of 200% of Participant’s target bonus for the Company’s fiscal year in which the termination occurs or, if greater, for the immediately preceding fiscal year; and

iv.
the product of (x) 24 months (or such different number of months as approved by the Plan Administrator for a particular Participant and set forth in his or her participation notice under the CIC Plan), multiplied by (y) the Participant’s monthly COBRA premium, without regard to whether Participant elects continued health coverage for the first month of Company group health care coverage under COBRA.

In addition, under the CIC Plan, Participants generally will be eligible for vesting acceleration of equity awards as follows:

i.
All shares of Participant’s equity-based compensation awards that are outstanding but unvested and subject only to time-based vesting (that is, continued service to the Company) (the “Time-Based Awards”), will vest immediately as to 100% of the shares subject thereto; and

ii.
All shares of Participant’s performance-based equity compensation awards that are outstanding but unvested (the “Performance Awards”) will vest immediately as to 100% of the target number of shares and at 100% of target performance.

Under the terms of the Executive Severance Plan, Participants will be eligible to receive severance payments as set forth below if such Participant's employment with the Company is terminated by the Company other than for Cause, death or Disability, or by the Participant in a Good Reason Termination (as such terms are defined in the Executive Severance Plan), in either case occurring other than during a Change in Control Period:

i.
Continued payment of Participant’s annual base salary as in effect immediately prior to Participant’s termination date for a period of 12 months (or such different period as approved by the Plan Administrator for a particular Participant and set forth in his or her participation notice under the Executive Severance Plan);

ii.
A lump sum payment of Participant’s earned bonus (if any) for the Company’s fiscal year in which the termination occurs (based on actual performance determined after fiscal year-end), and prorated for the portion of the fiscal year preceding the date of termination;

iii.	A lump sum payment of 100% of Participant’s target bonus for the Company’s fiscal year in which the termination occurs or, if greater, for the immediately preceding fiscal year; and

iv.
the product of (x) 12 months (or such different number of months as approved by the Plan Administrator for a particular Participant and set forth in his or her participation notice under the Executive Severance Plan), multiplied by (y) the Participant’s monthly COBRA premium, without regard to whether Participant elects continued health coverage for the first month of Company group health care coverage under COBRA.

In addition, under the Executive Severance Plan, Participants generally will be eligible for vesting acceleration of equity awards as follows:

i.	All of Participant’s Time-Based Awards will vest immediately as to 100% of the shares subject thereto; and

ii.
All of Participant’s Performance Awards immediately will be forfeited at termination of employment and never will vest; provided, however, that if the termination of Participant’s employment occurs prior to a Change in Control and Participant also is a participant in the CIC Plan, then solely for purposes of determining whether the Performance Awards become eligible for vesting acceleration under and in accordance with the terms of the CIC Plan, the Performance Awards will remain outstanding for the period necessary following the termination of Participant’s employment to determine vesting acceleration eligibility under the CIC Plan, and if no Change in Control has occurred within such period or Participant fails to become eligible for vesting acceleration under the CIC Plan for any other reason, the Performance Awards will terminate automatically without having vested.

The severance benefits payable to a Participant under the Plans are subject to: (i) the Participant’s timely execution and non-revocation of a general release of claims in favor of the Company; (ii) the Participant’s compliance with certain non-competition, non-solicitation and non-disparagement covenants that run for either 24 months (pursuant to the CIC Plan) or 12 months (pursuant to the Executive Severance Plan) following the Participant’s termination of employment, or such different period as approved by the Plan Administrator for a particular Participant and set forth in his or her participation notice under the applicable Plan, other than Participants located within the state of California; (iii) the Participant must return all Company Property (as defined in the Plans); and (iv) the Participant must comply with his or her proprietary information agreement with the Company.

Under the Plans, the term “Change in Control” means the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company, as described below:

i.
A “change in the ownership” of the Company occurs on the date on which any one person, or more than one person acting as a group, acquires more than 50% of the total fair market value or total voting power of the stock of the Company.

ii.
A “change in the effective control” of the Company occurs on the date on which a majority of the members of the Company’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board before the date of the appointment or election.

iii.
A “change in the ownership of a substantial portion of the assets” of the Company occurs on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions.

The foregoing summary of the Plans does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the forms of CIC Plan and the Executive Severance Plan filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
10.1	Form of Change in Control Severance Benefit Plan.
10.2	Form of Executive Severance Benefit Plan.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR SYSTEMS, INC.
(Registrant)

October 22, 2019	By	/s/ Sonia Galindo
Sonia Galindo
Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer

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